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                                    MAS FUNDS

     Supplement dated January 22, 1999 to the MAS Funds Institutional Class
           Prospectus dated January 31, 1998, as revised May 13, 1998


       This supplement provides new and additional information beyond that contained in the Institutional Class Prospectus and should be read in conjunction with the Institutional Class Prospectus.
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Miller Anderson & Sherrerd, LLP, Adviser to MAS Funds and a division of Morgan
Stanley Dean Witter Investment Management, is combining its asset allocation team with the firm's New York-based team under the leadership of Barton Biggs. As part of this consolidation, Horacio Valeiras is joining the asset allocation team as a senior member. Horacio will continue to manage the MAS Funds Balanced and Multi-Asset-Class Portfolios. Hassan Elmasry will be relocating to London to work with the firm's international equity group.

In connection with the consolidation of asset allocation teams, the management of MAS Funds has proposed a plan to terminate the MAS Funds Emerging Markets Value and International Equity Portfolios. On January 20, 1999, the Fund's Board of Trustees was presented with the termination plan and subsequently voted to terminate the Portfolios effective March 26, 1999.

Shareholders may redeem at any time. On March 26, 1999, all shares of each portfolio still outstanding will be redeemed by the Fund, and the remaining shareholders will receive a distribution in liquidation of their shares in those portfolios. In the process of liquidation, the Fund retains the right to impose a liquidation "reserve" should this prove necessary to ensure that the portfolios will have sufficient cash to handle all redemption requests in an orderly fashion, and to pay for transaction costs and other expenses associated with the liquidation. The imposition of a liquidation reserve will effectively reduce the net asset value per share for redeeming shareholders. Any amount of the liquidation reserve pool remaining after all shareholders have redeemed will be redistributed to those shareholders whose redemptions were subject to the liquidation reserve.

Shareholders of record of each portfolio as of January 20, 1999 will, to the extent appropriate and necessary, receive notice of the portion of their redemption proceeds that is characterized as capital gains and/or ordinary income for tax purposes. In the event a portfolio has no capital gains or ordinary income to distribute upon liquidation, no such notice will be sent to shareholders.


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